《股权转让协议》之补充协议

转让方（以下统称“**甲方**”）：

股东	身份证号/护照号
许华剑	[redacted]
蔡建聪	
谢慧艳	
许凭翼	
熊浩宇	
莫令平	
娄亚松	
王运美	
朱一兵	
袁博文	
刘云涛	
钟子盛	
钟晓虹	
朱义雍	
戴卓然	
Yaugh Chen Peter	

受让方（以下简称“**乙方**”）：**萝贝控股有限公司（英文名：Lobo Holdings Ltd）**，一家依中国香港特别行政区法律设立的公司；

鉴于：

1. 江苏萝贝电动车有限公司（以下简称“目标公司”）于2021年11月29日在江苏省无锡市设立，公司现注册资本为人民币1,000万元。
2. 于2022年3月14日，乙方与甲方中的各位分别签署了《江苏萝贝电动车有限公司股权转让协议》，

经协商一致，就转让目标公司股权事宜，各方达成如下补充协议：

一、甲方作为目标公司股东，应于2022年5月31日前完成对目标公司的实缴出资。

二、甲方持有目标公司100%的股权，认缴出资额为人民币1000万元。甲方将其分别持有目标公司全部股权（以下简称“目标股权”）以对应认缴出资额作为股权转让对价（以下简称“股权转让款”）转让给乙方，即：

甲方	认缴出资（人民币万元）	出股比例（%）	股权转让款（人民币万元）
许华剑	463	46.3	463
蔡建聪	100	10	100
谢慧艳	100	10	100
许凭翼	115.8	11.58	115.8
熊浩宇	49.9	4.99	49.9
莫令平	35	3.5	35
晏亚松	35	3.5	35
王运美	30.4	3.04	30.4
朱一兵	10.5	1.05	10.5
袁博文	10	1	10
刘云涛	5.2	0.52	5.2
钟子盛	5.2	0.52	5.2
钟晓虹	5	0.5	5
朱义雍	5	0.5	5
戴卓然（香港永居人士）	20	2	20
Yaugh Chen Peter（美国公民）	10	1	10
合计	**1000**	**100.00**	**1000**

三、乙方应于完成目标股权的工商过户登记之日起12个月内将股权转让款支付给甲方。

四、本协议当事人应于本协议签署后30个工作日内向公司登记主管部门申请办理目标股权的过户事宜。

五、本协议书经甲乙双方签章之日起生效。

【下接签字页】

【本页为《<股权转让协议>之补充协议》之签字页，无正文】

转让方：

许华剑	蔡建聪
谢慧艳	熊浩宇
莫令平	晏亚松
王运美	陈一兵
袁博文	刘云涛
钟子盛	钟晓虹
朱义雍	许凭翼
戴卓然	Yaugh Chen Peter

For and on behalf of
LOBO HOLDINGS LIMITED
萝贝控股有限公司

受让方：萝贝控股有限公司（Lobo Holdings Ltd）（公章）

授权代表：________（签字）

Authorised Signature(s)

签约日期：2023 年 3 月 18 日

Supplementary Agreement to the Equity Transfer Agreement

Transferors (hereinafter referred to as "**Party A**"):

Shareholder	ID No./ Passport No.
Xu Huajian	[redacted]
Cai Jiancong	[redacted]
Xie Huiyan	[redacted]
Xu Pingyi	[redacted]
Xiong Haoyu	[redacted]
Mo Lingping	[redacted]
Yao Yasong	[redacted]
Wang Yunmei	[redacted]
Zhu Yibing	[redacted]
Yuan Bowen	[redacted]
Liu Yuntao	[redacted]
Zhong Zisheng	[redacted]
Zhong Xiaohong	[redacted]
Zhu Yiyong	[redacted]
Dai Zhuoran	[redacted]
Yuan Chen Peter	[redacted]

Transferee (hereinafter referred to as "**Party B**"): **Lobo Holdings Ltd**, a company incorporated in accordance with the laws of Hong Kong Special Administrative Region, People's Republic of China;

Whereas:

1. Jiangsu Luobei Electric Vehicle Co., Ltd. (hereinafter referred to as "Target Company") was established in Wuxi City, Jiangsu Province on November 29, 2021, and now has registered capital of RMB 10 million.
2. On March 14, 2022, Party B has signed the Equity Transfer Agreement of Jiangsu Luobei Electric Vehicle Co., Ltd. with each party to Party A,

Upon mutual consensus, the parties hereto reach the following supplementary agreement in connection with transfer of the equity in the Target Company:

I. As the shareholder of the Target Company, Party A shall pay up the contributions to the Target Company before May 31, 2022.

II. Party A shall hold 100% of equity in the Target Company, and shall have subscribed contributions of RMB 10 million. Party A respectively transfers its all equity held in the Target Company (hereinafter referred to as the "Target Equity") to Party B in consideration of the corresponding subscribed contribution as the equity transfer price (hereinafter referred to as the "equity transfer price") as follows:

Party A	Subscribed Contributions (RMB'0,000)	Contribution Percentage (%)	Equity Transfer Price (RMB'0,000)
Xu Huajian	463	46.3	463
Cai Jiancong	100	10	100
Xie Huiyan	100	10	100
Xu Pingyi	115.8	11.58	115.8
Xiong Haoyu	49.9	4.99	49.9
Mo Lingping	35	3.5	35
Yao Yasong	35	3.5	35
Wang Yunmei	30.4	3.04	30.4
Zhu Yibing	10.5	1.05	10.5
Yuan Bowen	10	1	10
Liu Yuntao	5.2	0.52	5.2
Zhong Zisheng	5.2	0.52	5.2
Zhong Xiaohong	5	0.5	5
Zhu Yiyong	5	0.5	5
Dai Zhuoran (Hong Kong Resident)	20	2	20
Yuan Chen Peter (US Citizen)	10	1	10
Total	**1000**	**100.00**	**1000**

III. Party B shall pay the equity transfer price to Party A within 12 months from the date when the Target Equity has been filed registered with the administration for industry and commerce.

IV. The parties hereto shall file transfer of the Target Equity with the competent company registration department within 30 business days after execution of the Agreement.

V. The Agreement shall come into force after Party A and Party B affix signature and seal hereon.

[The remainder of this page is the signature page]

[The remainder of this page is intentionally left blank and is the signature page to the **Supplementary Agreement to the Equity Transfer Agreement**]

Transferors:

Xu Huajian	Cai Jiancong
Xie Huiyan	Xiong Haoyu
Mo Lingping	Yao Yasong
Wang Yunmei	Zhu Yibing
Yuan Bowen	Liu Yuntao
Zhong Zisheng	Zhong Xiaohong
Zhu Yiyong	Xu Pingyi
Dai Zhuoran	Yuagh Chen Peter

Transferee: **Lobo Holdings Ltd**

(Seal) For and on behalf of
LOBO HOLDIGNS LIMITED

Authorized Representative: Xu Huajian .... (Signature)

Authorized Signature(s)

Date of Signature: March 18, 2023